Registration No. 333-48649
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                   ----------

                         ALLEGHENY TELEDYNE INCORPORATED
             (Exact name of registrant as specified in its charter)

             DELAWARE                                    25-1792394
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)


          1000 SIX PPG PLACE
        PITTSBURGH, PENNSYLVANIA                        15222-5479
 (Address of principal executive offices)               (Zip Code)



                  OREGON METALLURGICAL CORPORATION SAVINGS PLAN
   OREGON METALLURGICAL CORPORATION STOCK COMPENSATION PLAN - UNION EMPLOYEES
                            (Full title of the plan)

                                  JON D. WALTON
              SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                         ALLEGHENY TELEDYNE INCORPORATED
                               1000 SIX PPG PLACE
                       PITTSBURGH, PENNSYLVANIA 15222-5479
                     (Name and address of agent for service)

                                 (412) 394-2936
          (Telephone number, including area code, of agent for service)

                                EXPLANATORY NOTE

     This Post-Effective Amendment No. 1 to the Registration Statement on Form S-8 of Allegheny Teledyne Incorporated (the "Registrant") is being filed for the sole purpose of revising and filing the exhibits listed on the Exhibit Index attached hereto.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing Form S-8 and has duly caused this Post-Effective Amendment No. 1 to Form S-8 Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania, on this 7th day of May, 1998.


                                          ALLEGHENY TELEDYNE INCORPORATED


                                          By:  /s/ Jon D. Walton
                                               --------------------------------
                                               Jon D. Walton
                                               Senior Vice President, General
                                                 Counsel and Secretary

     Pursuant to the  requirements  of the Securities  Act, this  Post-Effective
Amendment No. 1 to Form S-8 Registration Statement has been signed by the following persons in the capacities and on the date(s) indicated:



             SIGNATURE             CAPACITY                          DATE
             ---------             --------                          ----


               *
     ----------------------
     Richard P. Simmons        Chairman, President and Chief     May 7, 1998
                               Executive Officer and a
                               Director

               *
     ----------------------
     Robert P. Bozzone         Vice Chairman and a Director      May 7, 1998



               *
     ----------------------
     Arthur H. Aronson         Executive Vice President and      May 7, 1998
                               a Director


               *
     ----------------------
     James L. Murdy            Executive Vice President,         May 7, 1998
                               Finance and Administration
                               and Chief Financial Officer

               *
     ----------------------
     Dale G. Reid              Vice President - Controller       May 7, 1998
                               (Principal Accounting Officer)

        SIGNATURE                   CAPACITY                       DATE
        ---------                   --------                       ----



               *
     ----------------------
     Paul S. Brentlinger           Director                       May 7, 1998

               *
     ----------------------
     Frank V. Cahouet              Director                       May 7, 1998

               *
     ----------------------
     Diane C. Creel                Director                       May 7, 1998

               *
     ----------------------
     C. Fred Fetterolf             Director                       May 7, 1998

               *
     ----------------------
     W. Craig McClelland           Director                       May 7, 1998

               *
     ----------------------
     Robert Mehrabian              Director                       May 7, 1998

               *
     ----------------------
     William  G. Ouchi             Director                       May 7, 1998

               *
     ----------------------
     Charles J. Queenan, Jr.       Director                       May 7, 1998

               *
     ----------------------
     George A. Roberts             Director                       May 7, 1998

               *
     ----------------------
     James E. Rohr                 Director                       May 7, 1998

               *
     ----------------------
     Fayez Sarofim                 Director                       May 7, 1998


     * /s/ Jon D. Walton
      ---------------------        Director                       May 7, 1998
     Jon D. Walton, Attorney in
     Fact, pursuant to Power of
     Attorney previously filed as
     part of the Registration
     Statement on Form S-8

                                  EXHIBIT INDEX

     EXHIBIT NO.               DESCRIPTION                SEQUENTIAL PAGE NUMBER

        23.1            Consent of Ernst & Young LLP.                6

        23.2            Consent of Arthur Andersen LLP.              7